Exhibit 99.1

PRESS RELEASE

MARCUS, Iowa, August 28, 2007.  Akron Riverview Corn Processors, LLC, a wholly-owned subsidiary of LSCP, LLLP, itself a majority-owned subsidiary of Little Sioux Corn Processors, LLC, has elected to suspend further project development and the preparation of its registration statement for the sale of its securities at this time due to market conditions.  Akron Riverview Corn Processors, LLC intends to monitor market conditions and will proceed with the preparation of its registration statement and further project development at a later date if it deems it appropriate and advantageous.